Prospectus March 1, 2012

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These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the Funds’ prospectus. Any representation to the contrary is a criminal offense.

	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCLX	HRCMX
Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGRX	HIGSX	HIGUX
International Equity Fund	HEIAX	HEICX	HEIJX	HEIRX	HEISX
Investment Grade Bond Fund	EGBAX	EGBCX	EGBLX	EGBRX	EGBTX
Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HAREX	HARSX	HRAUX
Mid Cap Stock Fund	HMCAX	HMCCX	HMCJX	HMRRX	HMRSX	HMRUX
Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRRX	HSRSX	HSRUX
Smaller Company Fund (formerly Small Cap Core Value Fund)	EGEAX	EGECX	EGEIX	EGERX	EGESX	EGEUX

Table of Contents

	Capital Appreciation Fund	Growth & Income Fund	International Equity Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Smaller Company Fund
Investment Objective	1	4	7	10	13	16	19	22
Fees and Expenses	1	4	7	10	13	16	19	22
Expense Example	1	4	7	10	13	16	19	22
Portfolio Turnover	1	4	7	10	13	16	19	22
Principal Investment Strategies	1	4	7	10	13	16	19	22
Principal Risks	2	5	8	11	14	17	20	23
Performance	2	5	8	11	14	17	20	23
Manager	3	6	9	12	15	18	21	24
Subadviser	3		9	–	–	–	–	24
Portfolio Manager(s)	3	6	9	12	15	18	21	24
Purchase and Sale of Fund Shares	3	6	9	12	15	18	21	24
Tax Information	3	6	9	12	15	18	21	24
Payments To Broker-Dealers and Other Financial Intermediaries	3	6	9	12	15	18	21	24

More Information About the Funds

Additional Information on the Funds	25
Additional Information Regarding Investment Strategies	25
Additional Information About Risk Factors	27
Manager	30
Subadvisers	30
Portfolio Managers	30
Distributor	31
Rule 12b-1 Distribution Plan	31
Payments to Financial Intermediaries	31
Your Investment	32
Class A Shares	32
Sales Charge Reductions	33
Class C Shares	33
Application of CDSC	34
Reinstatement Privilege	34
Class I Shares	34
Class R-3 and R-5 Shares	34
Class R-6 Shares	34
Investing in Shares	34
How to Invest	35
How To Sell Your Investment	36
How To Exchange Your Shares	37
Valuing Your Shares	38
Doing Business with the Funds	39
Dividends, Capital Gains Distributions and Taxes	40
Description of Indexes	42
Fund Symbols, CUSIPs and Codes	43
Financial Highlights	44
For More Information	49

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Eagle Mutual Funds
SUMMARY OF CAPITAL APPRECIATION FUND | 3.1.2012

Investment objective | The Eagle Capital Appreciation Fund (“Capital Appreciation Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.37%	0.32%	0.30%	0.41%	0.33%	0.25%
Total Annual Fund Operating Expenses (c)	1.22%	1.92%	0.90%	1.51%	0.93%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses.(c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 1.40%, Class C - 2.20%, Class I - 0.95%, Class R-3 - 1.65%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$593	$844	$1,113	$1,882
Class C	$295	$603	$1,037	$2,243
Class I	$92	$287	$498	$1,108
Class R-3	$154	$477	$824	$1,802
Class R-5	$95	$296	$515	$1,143
Class R-6	$87	$271	$471	$1,049

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be undervalued in relation to the company’s long-term growth fundamentals. The primary focus of the fund’s portfolio management team is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund invests in the stocks of companies of any size without regard to market capitalization and will sell securities when they no longer meet the portfolio management team’s investment criteria. Although the fund is diversified, it normally will hold a core portfolio of stocks of fewer companies than many other diversified funds.

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Eagle Mutual Funds
SUMMARY OF CAPITAL APPRECIATION FUND | 3.1.2012

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds;
•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;
•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	22.13%	June 30, 2009
Worst Quarter	(33.06)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2011):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	12/12/1985	(8.70)%	(0.71)%	2.01%
Return After Taxes on Distributions		(8.70)%	(1.25)%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares		(5.66)%	(0.71)%	1.67%
Class C	4/3/1995	(4.77)%	(0.47)%	1.73%
Class I	3/21/2006	(3.83)%	0.64%		1.62%
Class R-3	9/12/2007	(4.41)%			(1.96)%
Class R-5	10/2/2006	(3.84)%	0.65%		1.69%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
Russell 1000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	2.64%	2.50%	2.60%	3.20%

No performance information is presented for Class R-6 shares because Class R-6 shares have not yet commenced operations for this fund. If and when Class R-6 shares commence operations for this fund, current performance data as of the most recent month-end may be found on our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

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Eagle Mutual Funds
SUMMARY OF CAPITAL APPRECIATION FUND | 3.1.2012

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Goldman Sachs Asset Management L.P. (“GSAM”) serves as the subadviser to the fund.

Portfolio Managers | Steven M. Barry, Chief Investment Officer, Timothy M. Leahy, CFA®, and Joseph B. Hudepohl, CFA®, are Portfolio Managers of GSAM’s “Growth Team.” Messrs. Barry, Leahy and Hudepohl have been responsible for the day-to-day management of the fund’s investment portfolio since 2002, February 2011 and December 2011, respectively.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds
SUMMARY OF GROWTH & INCOME FUND | 3.1.2012

Investment objective | The Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.51%	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.45%	0.42%	0.36%	0.50%	0.34%	0.45%
Acquired Fund Fees and Expenses (c)	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses (d)	1.28%	2.00%	0.94%	1.58%	0.92%	1.03%
Fee Caps and Expense Reimbursements	0.00%	0.00%	0.01%	0.00%	0.10%	(0.11)%
Net Expenses	1.28%	2.00%	0.95%	1.58%	1.02%	0.92%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) Acquired fund fees and expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds. (d) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A – 1.40%, Class C – 2.20%, Class I – 0.95%, Class R-3 – 1.65%, Class R-5 – 0.95%, and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$599	$862	$1,144	$1,947
Class C	$303	$627	$1,078	$2,327
Class I	$97	$301	$521	$1,156
Class R-3	$161	$499	$860	$1,878
Class R-5	$104	$303	$519	$1,140
Class R-6	$94	$317	$558	$1,249

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 123% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500 Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund generally sells securities when their price appreciations reach or exceed sustainable levels, a company’s fundamentals deteriorate, or a more attractive investment opportunity develops. Equity securities purchased by the fund typically include common stocks, convertible securities, preferred stocks, and real estate investment trusts. In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors.

The fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include corporate bonds and government securities, including securities issued by U.S. government-sponsored

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Eagle Mutual Funds
SUMMARY OF GROWTH AND INCOME FUND | 3.1.2012

enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The fund may purchase debt securities of any maturity, including those rated below investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services or, if unrated, deemed to be of comparable quality.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
•
Government sponsored enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. government) risk is due to investments in GSEs which have variations in the level of support they receive from the U.S. government and may not be backed by the full faith and credit of the U.S. government;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility;
•
Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund;

•	Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;
•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and
•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	23.28%	June 30, 2009
Worst Quarter	(14.03)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

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Eagle Mutual Funds
SUMMARY OF GROWTH AND INCOME FUND | 3.1.2012

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	12/15/1986	(3.09)%	1.53%	4.58%
Return After Taxes on Distributions		(4.09)%	0.30%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares		(0.71)%	0.87%	3.53%
Class C	4/3/1995	1.05%	1.74%	4.29%
Class I	3/18/2009	2.12%			21.20%
Class R-3	9/30/2009	1.51%			7.54%
Class R-5	12/28/2009	2.00%			7.37%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
S&P 500 Index (Lifetime period is measured from the inception date of Class I shares)	2.11%	(0.25)%	2.92%	20.42%

No performance information is presented for Class R-6 shares because the fund’s Class R-6 shares have not been in existence for a full calendar year. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Edmund Cowart, CFA®, David Blount, CFA®, CPA and John Pandtle, CFA® are Co-Portfolio Managers of the fund and responsible for the day-to-day management of the fund. Messrs. Cowart, Blount and Pandtle have been responsible for the day-to-day management of the fund since June 2011.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds
SUMMARY OF INTERNATIONAL EQUITY FUND | 3.1.2012

Investment objective | The Eagle International Equity Fund (“International Equity Fund” or the “fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.83%	0.87%	0.84%	0.84%	0.74%	0.54%
Acquired Fund Fees and Expenses (c)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (d)	1.94%	2.73%	1.70%	2.20%	1.60%	1.40%
Fee Caps and Expense Reimbursements	(0.28)%	(0.27)%	(0.54)%	(0.44)%	(0.44)%	(0.54)%
Net Expenses	1.66%	2.46%	1.16%	1.76%	1.16%	0.86%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) Acquired Fund Fees and Expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds (d) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 1.75%, Class C - 2.55%, Class I – 1.15%, Class R-3 - 1.75%, Class R-5 - 1.15%, and Class R-6 – 1.05%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$636	$1,029	$1,448	$2,610
Class C	$349	$822	$1,421	$3,041
Class I	$118	$483	$872	$1,964
Class R-3	$179	$646	$1,140	$2,500
Class R-5	$118	$462	$829	$1,863
Class R-6	$88	$390	$714	$1,633

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the International Equity Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. The fund invests primarily in equity securities of foreign companies that the portfolio managers believe have the potential to capitalize on worldwide growth trends and global changes. The fund may invest in securities traded on any securities market in the world. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund may also invest in exchange-traded index funds based on foreign indices, as well as precious metal-related instruments in the form of equities and asset-backed securities.

The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets. The fund also may: (1) invest up to 35% of its assets in emerging markets, which are those countries whose markets are not yet highly developed; (2) invest in foreign currency and purchase and sell forward foreign currency contracts and futures contracts to improve its returns or protect its assets; and/or (3) reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. When purchasing securities

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Eagle Mutual Funds
SUMMARY OF INTERNATIONAL EQUITY FUND | 3.1.2012

in developed markets, the fund’s portfolio managers focus on individual companies instead of the economy as a whole. However, when purchasing securities in emerging markets, the fund’s portfolio managers focus on the significance of macro-economic factors.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Derivative risk is the risk that the strategy used in purchasing futures contracts, forward foreign currency contracts and options on futures may not succeed;
•
Emerging markets risk arises because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. Additionally, risk arises because investing in emerging markets has greater social, political and economic uncertainty, dependence on foreign aid and a limited number of buyers;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes;
•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•
Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund;

•
Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;

•
Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•
Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that, by investing in another investment company or ETF, the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

•	Precious metal-related instruments can fluctuate due to economic cycles, the devaluation of currency, changes in inflation and interest rates and government regulation of metal sales.
•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;
•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	19.68%	June 30, 2009
Worst Quarter	(25.00)%	September 30, 2011

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

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Eagle Mutual Funds
SUMMARY OF INTERNATIONAL EQUITY FUND | 3.1.2012

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	12/27/1995	(25.36)%	(8.77)%	2.49%
Return After Taxes on Distributions		(25.36)%	(9.32)%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares		(16.49)%	(7.22)%	2.08%
Class C	12/27/1995	(22.23)%	(8.60)%	2.21%
Class I	2/9/2009	(21.40)%			4.28%
Class R-3	12/28/2009	(23.88)%			(9.86)%
Class R-5	12/28/2009	(22.18)%			(8.59)%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
MSCI ACWI-ex US® (Lifetime period is measured from the inception date of Class I shares)	13.71%	(2.92)%	6.31%	13.10%

No performance information is presented for Class R-6 shares because Class R-6 shares have not yet commenced operations for this fund. If and when Class R-6 shares commence operations for this fund, current performance data as of the most recent month-end may be found on our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Artio Global Management, LLC (“Artio”) serves as the subadviser to the fund.

Portfolio Managers | Richard C. Pell and Rudolph-Riad Younes, CFA®, have shared responsibility for the day-to-day management of the fund since 2002. Mr. Pell is Chief Executive Officer of Artio Global Investors, Inc. and Chief Investment Officer of Artio and Mr. Younes is Head of International Equities at Artio.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds
SUMMARY OF INVESTMENT GRADE BOND FUND | 3.1.2012

Investment objective | The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund” or the “fund”) seeks current income and preservation of capital.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Investment Grade Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.49%	0.49%	0.44%	0.59%	5.71%	0.69%
Total Annual Fund Operating Expenses (c)	1.04%	1.79%	0.74%	1.39%	6.01%	0.99%
Fee Caps and Expense Reimbursements	(0.19)%	(0.14)%	(0.14)%	(0.24)%	(5.41)%	(0.14)%
Net Expenses	0.85%	1.65%	0.60%	1.15%	0.60%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 0.85%, Class C - 1.65%, Class I - 0.60%, Class R-3 - 1.15%, Class R-5 - 0.60%, and Class R-6 - 0.50%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$459	$675	$910	$1,582
Class C	$268	$550	$957	$2,094
Class I	$61	$222	$398	$905
Class R-3	$117	$416	$738	$1,648
Class R-5	$61	$1,304	$2,521	$5,458
Class R-6	$87	$301	$533	$1,200

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Investment Grade Bond Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign investment grade fixed income instruments of varying maturities. Investment grade is defined as securities rated BBB- or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the fund’s Portfolio Managers. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The fund’s strategy is to actively allocate assets among market sectors. The fund expects to invest in a variety of fixed income securities including, but not limited to:

•	corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;
•	bank certificates of deposit;
•	debt securities issued by states or local governments and their agencies;
•	obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises;
•	obligations of international agencies or supranational entities (such as the European Union);
•	obligations issued or guaranteed by the U.S. government and its agencies;
•	mortgage-backed securities and asset-backed securities;
•	commercial real estate securities; and
•	floating rate instruments.

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Eagle Mutual Funds
SUMMARY OF INVESTMENT GRADE BOND FUND | 3.1.2012

In addition, the fund may invest a portion of its assets in lower-rated corporate bonds and other fixed income securities that focus on delivering high income.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks and these risks are further explained in the statutory prospectus under “Additional Information on Investment Strategies” and “Additional Information on Risks.”

•	Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates;
•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;
•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;
•
Government sponsored enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. government) risk is due to investments in GSEs having variations in the level of support they receive from the U.S. government and may not be backed by the full faith and credit of the U.S. government;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility;
•	Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities;
•
Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund;

•	Issuer and market risk is the risk that market conditions or other events that impact specific fixed income issuers will have an adverse effect on the fund’s yield;
•
Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;

•	Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal; and
•
Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that, by investing in another investment company or ETF, the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During performance period (Class A shares):
	Return	Quarter Ended
Best Quarter	3.14%	June 30, 2010
Worst Quarter	(1.95)%	December 31, 2010

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

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Eagle Mutual Funds
SUMMARY OF INVESTMENT GRADE BOND FUND | 3.1.2012

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	3/1/2010	1.68%			2.78%
Return After Taxes on Distributions		1.02%			2.06%
Return After Taxes on Distributions and Sale of Fund Shares		1.20%			1.97%
Class C	3/1/2010	4.80%			4.12%
Class I	3/1/2010	5.96%			5.24%
Class R-3	3/1/2010	5.32%			4.64%
Class R-5	3/1/2010	5.68%			5.09%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
Barclays Intermediate Government/Credit Bond Index (Lifetime period is measured from the inception date of Class I shares)	5.80%	5.88%	5.20%	5.35%

No performance information is presented for Class R-6 shares because Class R-6 shares have not yet commenced operations for this fund. If and when Class R-6 shares commence operations for this fund, current performance data as of the most recent month-end may be found on our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | James C. Camp, CFA®, and Joseph Jackson, CFA®, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Messrs. Camp and Jackson have been Co-Portfolio managers of the fund since inception.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds
SUMMARY OF MID CAP GROWTH FUND | 3.1.2012

Investment objective | The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.38%	0.34%	0.28%	0.42%	0.31%	0.25%
Total Annual Fund Operating Expenses (c)	1.23%	1.94%	0.88%	1.52%	0.91%	0.85%
Fee Caps and Expense Reimbursements	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%
Net Expenses	1.23%	1.94%	0.89%	1.52%	0.91%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$594	$847	$1,119	$1,893
Class C	$297	$609	$1,047	$2,264
Class I	$91	$282	$489	$1,085
Class R-3	$155	$480	$829	$1,813
Class R-5	$93	$290	$504	$1,120
Class R-6	$87	$271	$471	$1,049

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. The fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $107 million to $26 billion during the 12-month period ended December 31, 2011.

The fund will invest primarily in the equity securities of companies that the portfolio managers believe have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. The portfolio managers generally do not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio managers’ target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.

eagleasset.com   |   13

Eagle Mutual Funds
SUMMARY OF MID CAP GROWTH FUND | 3.1.2012

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	19.02%	June 30, 2003
Worst Quarter	(25.72)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	8/20/1998	(13.25)%	3.87%	5.96%
Return After Taxes on Distributions		(13.25)%	3.03%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares		(8.76)%	(0.80)%	2.85%
Class C	8/20/1998	(9.52)%	4.11%	5.69%
Class I	6/21/2006	(8.59)%			6.62%
Class R-3	1/12/2009	(9.13)%			19.05%
Class R-5	12/28/2009	(8.57)%			8.58%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
Russell Midcap® Growth Index (Lifetime period is measured from the inception date of Class I shares)	(1.65)%	2.44%	5.29%	4.07%

No performance information is presented for Class R-6 shares because the fund’s Class R-6 shares have not been in existence for a full calendar year. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

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Eagle Mutual Funds
SUMMARY OF MID CAP GROWTH FUND | 3.1.2012

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Bert L. Boksen, CFA® and Eric Mintz, CFA® are Co-Portfolio Managers of the fund and responsible for all aspects of the fund’s management. Mr. Boksen has managed the fund since its inception and Mr. Mintz has managed the fund since March 2011. Christopher Sassouni, D.M.D., has served as Assistant Portfolio Manager of the fund since 2006.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

eagleasset.com   |   15

Eagle Mutual Funds
SUMMARY OF MID CAP STOCK FUND | 3.1.2012

Investment objective | The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.33%	0.29%	0.23%	0.37%	0.29%	0.29%
Total Annual Fund Operating Expenses (c)	1.14%	1.85%	0.79%	1.43%	0.85%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$586	$820	$1,073	$1,795
Class C	$288	$582	$1,001	$2,169
Class I	$81	$252	$439	$978
Class R-3	$146	$452	$782	$1,713
Class R-5	$87	$271	$471	$1,049
Class R-6	$87	$271	$471	$1,049

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 242% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies. The fund’s portfolio managers consider mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Index during the most recent 12-month period. The Russell Midcap® Index ranged from approximately $36 million to $66 billion during the 12-month period ended December 31, 2011.

The fund will invest primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-capitalization companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

 16   |   eagleasset.com

Eagle Mutual Funds
SUMMARY OF MID CAP STOCK FUND | 3.1.2012

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;
•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and
•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	15.83%	September 30, 2009
Worst Quarter	(22.89)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	11/6/1997	(13.48)%	(0.74)%	3.57%
Return After Taxes on Distributions		(13.48)%	(1.27)%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares		(8.76)%	(0.80)%	2.85%
Class C	11/6/1997	(9.80)%	(0.50)%	3.31%
Class I	6/6/2006	(8.81)%	0.61%		2.13%
Class R-3	8/10/2006	(9.40)%	0.04%		1.89%
Class R-5	10/2/2006	(8.87)%	0.64%		1.77%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
S&P MidCap 400 Index (Lifetime period is measured from the inception date of Class I shares)	(1.73)%	3.32%	7.04%	4.25%

No performance information is presented for Class R-6 shares because the fund’s Class R-6 shares have not been in existence for a full calendar year. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

eagleasset.com   |   17

Eagle Mutual Funds
SUMMARY OF MID CAP STOCK FUND | 3.1.2012

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Todd McCallister, Ph.D., CFA®, Stacey Serafini Thomas, CFA® and Scott Renner are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Dr. McCallister has served as the fund’s Portfolio Manager since its inception. Ms. Thomas served as the fund’s Assistant Portfolio Manager from 2000 to 2005 and as its Co-Portfolio Manager since 2005. Mr. Renner has served as the fund’s Co-Portfolio Manager since July 2011.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

 18   |   eagleasset.com

Eagle Mutual Funds
SUMMARY OF SMALL CAP GROWTH FUND | 3.1.2012

Investment objective | The Eagle Small Cap Growth Fund (“Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.33%	0.28%	0.25%	0.29%	0.27%	0.27%
Total Annual Fund Operating Expenses (c)	1.16%	1.86%	0.83%	1.37%	0.85%	0.85%
Fee Caps and Expense Reimbursements	0.00%	0.00%	(0.01)%	0.00%	0.00%	0.00%
Net Expenses	1.16%	1.86%	0.82%	1.37%	0.85%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$588	$826	$1,083	$1,817
Class C	$289	$585	$1,006	$2,180
Class I	$84	$264	$460	$1,024
Class R-3	$139	$434	$750	$1,646
Class R-5	$87	$271	$471	$1,049
Class R-6	$87	$271	$471	$1,049

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio manager considers small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $6.0 billion during the 12-month period ended December 31, 2011).

When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

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Eagle Mutual Funds
SUMMARY OF SMALL CAP GROWTH FUND | 3.1.2012

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•
Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•	Small- and mid-cap company risk arises because small-and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.
Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period (Class A shares):
	Return	Quarter Ended
Best Quarter	20.45%	June 30, 2003
Worst Quarter	(27.14)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	5/7/1993	(6.30)%	2.93%	6.22%
Return After Taxes on Distributions		(6.30)%	2.38%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares		(4.09)%	2.38%	5.35%
Class C	4/3/1995	(2.32)%	3.17%	5.94%
Class I	6/27/2006	(1.62)%	4.28%		6.83%
Class R-3	9/19/2006	(1.69)%	3.76%		5.27%
Class R-5	10/2/2006	(1.34)%	4.34%		5.96%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	5-yr	10-yr	Lifetime
Russell 2000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	(2.91)%	2.09%	4.48%	4.19%

No performance information is presented for Class R-6 shares because the fund’s Class R-6 shares have not been in existence for a full calendar year. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

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Eagle Mutual Funds
SUMMARY OF SMALL CAP GROWTH FUND | 3.1.2012

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Bert L. Boksen, CFA® and Eric Mintz, CFA® are Co-Portfolio Managers of the fund and responsible for all aspects of the fund’s management. Mr. Boksen has managed the fund since its inception and Mr. Mintz has managed the fund since March 2011.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

eagleasset.com   |   21

Eagle Mutual Funds
SUMMARY OF SMALLER COMPANY FUND | 3.1.2012

Investment objective | The Eagle Smaller Company Fund (“Smaller Company Fund” or the “fund”), formerly the Eagle Small Cap Core Value Fund, seeks capital growth.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Smaller Company Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 33 of the fund’s prospectus and on page 24 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.59%	0.61%	0.59%	0.57%	0.53%	0.64%
Total Annual Fund Operating Expenses (c)	1.44%	2.21%	1.19%	1.67%	1.13%	1.24%
Fee Caps and Expense Reimbursements	(0.04)%	0.07%	(0.24)%	0.03%	(0.18)%	(0.39)%
Net Expenses	1.40%	2.28%	0.95%	1.70%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. (b) For Class R-6 shares, shareholder service fees represent 0.00% of other expenses. (c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2013 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$611	$905	$1,221	$2,114
Class C	$331	$698	$1,191	$2,550
Class I	$97	$354	$631	$1,422
Class R-3	$173	$529	$910	$1,979
Class R-5	$97	$341	$605	$1,359
Class R-6	$87	$355	$643	$1,466

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Smaller Company Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those smaller companies that, at the time of initial purchase, have a market capitalization equal to or less than $5 billion. As of December 31, 2011, the weighted average of the fund was $2.22 billion and the weighted average of the Russell 2500® Index was $2.63 billion and that of the Russell 2000® Index was $1.23 billion.

The fund’s portfolio managers use a core value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. Factors that the portfolio managers look for in selecting investments include: (1) favorable expected returns relative to perceived risk; (2) management with demonstrated ability and commitment to the company; (3) above average potential for earnings and revenue growth; (4) low market valuations relative to forecasted earnings, book value, cash flow and sales; (5) turnaround potential for companies that have been through difficult periods; (6) low debt levels relative to total capitalization; and (7) strong industry fundamentals, such as increasing or sustainable demand and barriers to entry. The fund may sell securities for a variety of reasons, such

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Eagle Mutual Funds
SUMMARY OF SMALLER COMPANY FUND | 3.1.2012

as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
•
Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•
Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;
•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and
•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During performance period (Class A shares):
	Return	Quarter Ended
Best Quarter	25.26%	June 30, 2009
Worst Quarter	(19.93)%	September 30, 2011

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the periods ended December 31, 2011):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	Lifetime
Class A – Return Before Taxes	11/3/2008	(5.80)%	13.23%
Return After Taxes on Distributions		(7.72)%	11.56%
Return After Taxes on Distributions and Sale of Fund Shares		(1.28)%	11.07%
Class C	11/3/2008	(2.02)%	14.04%
Class I	3/9/2009	(0.77)%	35.13%
Class R-3	12/28/2009	(1.48)%	9.39%
Class R-5	12/28/2009	(0.74)%	10.18%

Index (reflects no deduction for fees, expenses or taxes)
	1-yr	Lifetime
Russell 2000®Index (Lifetime period is measured from the inception date of Class A shares)	(4.18)%	12.23%
Russell 2500® Index	(2.51)%	15.07%

No performance information is presented for Class R-6 shares because the fund’s Class R-6 shares have not been in existence for a full calendar year. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary.

eagleasset.com   |   23

Eagle Mutual Funds
SUMMARY OF SMALLER COMPANY FUND| 3.1.2012

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Eagle Boston Investment Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | David M. Adams, CFA® and John “Jack” McPherson, CFA® are Co-Portfolio Managers of the fund and have been responsible for the day-to-day management of the fund since its inception.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds
PROSPECTUS | 3.1.2012

Additional Information on the Funds

Each fund’s investment objective is non-fundamental and may be changed by the Boards of Trustees without shareholder approval.

As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. To the extent that a fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Additional Information Regarding Investment Strategies

Capital Appreciation Fund | The fund’s portfolio management team uses a “bottom-up” method of analysis based on in-depth, fundamental research to determine which stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

The fund will invest primarily in common stocks of U.S. companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. In addition, the fund may invest in common stocks of foreign companies. The true worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

Growth & Income Fund | The fund’s portfolio managers adhere to a relative value investment style, employing a “bottom-up” investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The portfolio managers select companies based upon their belief that those companies have the following characteristics:

Income
•	Yield or dividend growth at or above the S&P 500 Index;
•	Demonstrated commitment to paying and increasing dividends.

Growth

•	Dominance in expanding industry;
•	Growth rate greater than inflation;
•	Dividend yield plus growth is more than 10 percent;
•	Demonstrated commitment to increasing dividends.
Stability
•	Free cash flow and shareholder-oriented management;
•	Stock price below estimated intrinsic value.

Sell Discipline
•	Price appreciation near or above sustainable level;
•	Deterioration of company fundamentals, indicative of dividend cut;
•	Occupation of too large a portion of total portfolio
•	Development of more attractive investment opportunity.

Equity securities typically include common stocks and may include foreign stocks (a portion of which may be invested in emerging markets), convertible securities, preferred stocks, and real estate investment trusts (“REITs”). The fund also may invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services or, if unrated, deemed to be of comparable quality.

The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

International Equity Fund | The fund may invest in securities traded on any securities market in the world. When allocating the fund’s assets among various securities markets of the world, the portfolio managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, custodial issues, and financial, social, national and political factors. The portfolio managers also consider market regulations and liquidity of the market.

The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”). The MSCI EAFE® is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australasia and the Far East. The fund may also invest up to 35% of its assets in emerging markets, which are those countries whose markets are not yet highly developed; some of these emerging markets are included in the Morgan Stanley Capital International All Country World Index ex-US (“MSCI ACWI ex-US®”). The fund can invest in foreign currency and purchase and sell forward foreign currency contracts and futures contracts to improve its returns or protect its assets. When deemed appropriate by the portfolio managers, the fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar.

The fund’s portfolio managers use a “bottom-up” sector and stock-specific approach within the developed markets of Europe, Canada and Australia. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. Within the emerging markets, a “top-down”, macro-economic driven process is adopted. A top-down method of analysis emphasizes the significance of economic and market cycles. Finally, when considering investments in Japanese companies, a hybrid approach (both bottom-up and top-down) is most effective.

eagleasset.com   |   25

Eagle Mutual Funds
PROSPECTUS | 3.1.2012

Typically, the fund will invest in companies with a market capitalization of greater than $2.5 billion. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued. The fund also can invest a portion of its assets in investment-grade fixed income securities when equity securities appear to be overvalued. Investing in fixed income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates. The fund may also invest up to 10% of its assets in debt securities of U.S. and foreign issuers, including high-risk, high-yield non-investment grade bonds (“junk bonds”) and emerging market debt securities. The fund may also invest in precious metal-related instruments (such as gold, silver and platinum), including equities and asset-backed securities. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Investment Grade Bond Fund | The fund’s strategy is to actively allocate assets among fixed income sectors. The fund may invest in instruments of any maturity but expects to typically invest in instruments with maturities shorter than 10 years. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.

The fund’s portfolio managers’ analysis of corporate and agency bonds may include consideration of a company’s experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio managers may consider factors such as anticipated cash flow, company credit rating, interest or dividend coverage, asset coverage and earnings prospects. The fund may sell securities when the portfolio managers believe that they no longer meet the fund’s investment criteria.

Mid Cap Growth Fund | The portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio managers attempt to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The portfolio managers generally do not emphasize investment in any particular investment sector or industry.

Mid Cap Stock Fund | The fund’s portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund’s portfolio managers seek to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines.

The fund will invest primarily in stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Small Cap Growth Fund | When making their investment decisions, the portfolio managers generally focus on investing in the securities of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The portfolio managers utilize a “bottom-up” approach to identifying the companies in which the fund invests and perform proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole.

Smaller Company Fund | The fund’s portfolio managers use a core value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. In making that assessment of value, the portfolio managers employ a “bottom-up” analytic style and perform fundamental research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles and focuses on the outlook at the company and industry level. Factors that the portfolio managers look for in selecting investments include:

•	Favorable expected returns relative to perceived risk;
•	Management with demonstrated ability and commitment to the company;
•	Above average potential for earnings and revenue growth;
•	Low market valuations relative to forecasted earnings, book value, cash flow and sales;
•	Turnaround potential for companies that have been through difficult periods;
•	Low debt levels relative to total capitalization; and
•	Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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Eagle Mutual Funds
PROSPECTUS | 3.1.2012

Additional Information About Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the Portfolio Managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the Portfolio Managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation Fund	Growth & Income Fund	International Equity Fund	Investment Grade Bond Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Growth Fund	Smaller Company Fund
Call				X
Credit		X		X
Derivatives			X
Emerging markets			X
Focused holdings	X
Foreign securities			X	X
Government sponsored enterprises		X		X
Growth stocks	X	X	X		X	X	X	X
High-yield securities		X		X
Inflation				X
Interest rates		X	X	X
Issuer and market				X
Liquidity			X	X
Market timing			X				X	X
Mortgage- and asset-backed securities				X
Other investments companies and ETFs			X	X				X
Portfolio turnover					X	X
Precious metal-related instruments			X
Sectors	X		X
Small- and mid-cap companies	X	X	X		X	X	X	X
Stock market	X	X	X		X	X	X	X
Value stocks		X				X		X

eagleasset.com   |   27

Eagle Mutual Funds
PROSPECTUS | 3.1.2012

Call | Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Credit | A fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations.

Derivatives | A fund may use derivatives such as futures contracts, forward foreign currency contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets | When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings | For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt.

Government sponsored enterprises | Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. government.

Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation | Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

Interest rates | Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Issuer and market | Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity | Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market

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Eagle Mutual Funds
PROSPECTUS | 3.1.2012

developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing | Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the manager and transfer agent of the Funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mortgage- and asset-backed securities | Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Other investment companies and ETFs | Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Precious metal-related instruments | Precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices. Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors and adversely affect performance.

Sectors | Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small- and mid-cap companies | Investments in small- and mid-cap companies generally involve greater risks than investing in large-capitalization companies. Small- and mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-cap companies may have less market liquidity than large-cap companies.

Stock market | The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

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Management of Funds
PROSPECTUS | 3.1.2012

Manager
Eagle Asset Management, Inc. (“Eagle” or “Manager”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the Eagle Capital Appreciation Fund, the Eagle Growth & Income Fund and the funds of the Eagle Series Trust (“the Funds”). Eagle manages, supervises and conducts the business and administrative affairs of the Funds. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2011, Eagle had approximately $18.8 billion of assets under management. The basis for the approval of each Investment Advisory contract is contained in the annual report for the period ended October 31, 2011. Except as noted, the table below contains the effective investment advisory fee rate for the last fiscal year for each fund, which takes into account fee caps, fee recovery and breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.

Fee Rates Charged
Capital Appreciation Fund	0.60%
Growth & Income Fund	0.51%
International Equity Fund	0.85%
Investment Grade Bond Fund	0.30%
Mid Cap Growth Fund	0.60%
Mid Cap Stock Fund	0.56%
Small Cap Growth Fund	0.58%
Smaller Company Fund	0.60%

Each fund has entered into an Administration Agreement with Eagle under which each fund pays Eagle for various administrative services at a rate of 0.15% of average daily net assets for Class A, Class C and Class R-3 shares and a rate of 0.10% of average daily net assets for Class I, Class R-5 and Class R-6 shares.

Subadvisers
Eagle may allocate and change allocations of the assets of a fund among one or more investment subadvisers, subject to review by the Boards of Trustees (the “Board”). In the future, Eagle may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Eagle is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers (except affiliated subadvisers) for each fund without approval of fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated. Eagle has selected the following subadvisers to provide investment advice and portfolio management services to the Funds’ portfolios:

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Artio Global Management LLC (“Artio Global”), 330 Madison Avenue, New York, New York 10017, is the subadviser to the International Equity Fund. As of December 31, 2011, Artio Global had approximately $30.4 billion of assets under management.

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Eagle Boston Investment Management, Inc. (“EBIM”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the subadviser to the Smaller Company Fund. As of December 31, 2011, EBIM, a subsidiary of Eagle, had approximately $1.3 billion of assets under management.

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Goldman Sachs Asset Management L.P. (“GSAM”), 200 West Street, New York, New York 10282, serves as the subadviser to the Capital Appreciation Fund. As of December 31, 2011, GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co., had approximately $705.8 billion of assets under management.

Portfolio Managers
The following portfolio managers are responsible for the day-to-day management of each investment portfolio:

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Capital Appreciation Fund — Steven M. Barry, Timothy M. Leahy, CFA®, and Joseph B. Hudepohl, CFA®, are Portfolio Managers of GSAM’s “Growth Team.” Mr. Barry is Chief Investment Officer and has been responsible for the day-to-day management of the fund’s investment portfolio since 2002. Messrs. Leahy and Hudepohl, both Managing Directors, have been responsible for the day-to-day management of the fund’s investment portfolio since February 2011 and December 2011, respectively. Prior to joining GSAM as Managing Director in 2005, Mr. Leahy was Senior Analyst in the Global Investment Research Division of Goldman Sachs. Mr. Hudepohl joined the Growth Team in 1999 as an Analyst and was promoted to Managing Director in 2009. All members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings and reach a consensus on whether a business is worthy of a position in the portfolio. The Portfolio Managers are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

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Growth & Income Fund — Edmund Cowart, CFA®, David Blount, CFA®, CPA and John Pandtle, CFA® are Co-Portfolio Managers of the fund and responsible for the day-today management of the fund. They have each been managing the fund since June 2011. Mr. Cowart joined Eagle in 1993 and has been a Senior Vice President, Managing Director and Portfolio Manager at Eagle since 1999. Mr. Blount joined Eagle in 1993, was a Senior Research Analyst at Eagle from 1999 through 2008 and has been a Portfolio Manager at Eagle since 2008. Mr. Pandtle worked at Eagle from 1999 to 2002, was a Senior Vice President in the equity research department of Raymond James & Associates from 2002 to 2008 and has been a Portfolio Manager at Eagle since 2009.

•
International Equity Fund — Richard C. Pell and Rudolph-Riad Younes, CFA® have shared responsibility for the day-to-day management of the investment portfolio since 2002. Mr. Pell, Chief Executive Officer and Chief Investment Officer, joined Artio Global as Chief Investment Officer (USA) in 1995. Mr. Younes, Head of International Equities, joined Artio Global in 1993.

•
Investment Grade Bond Fund – James C. Camp, CFA®, a Managing Director of Eagle, has been Portfolio Manager of the fund since its inception in 2010 and is responsible for the day-to-day management of the fund.

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Management of Funds
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Mr. Camp joined Eagle in 1997 and has served as a Portfolio Manager and Analyst for Eagle’s fixed income team. Joseph Jackson, CFA®, has been Co-Portfolio Manager since 2009 and assists Mr. Camp in the responsibilities of managing the fund. Mr. Jackson has served as a Senior Credit Analyst at Eagle since 2004.
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Mid Cap Growth Fund — Bert L. Boksen, CFA®, has been responsible for the day-to-day management of the investment portfolio since its inception in 1998. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz, CFA®, has served as Co-Portfolio Manager since March 2011 and is responsible for the day-to-day management of the fund. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst since 2005. Christopher Sassouni, D.M.D., has been Assistant Portfolio Manager and Vice President of Eagle since 2006 and assists Mr. Boksen and Mr. Mintz in the responsibilities of managing the fund.

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Mid Cap Stock Fund — Todd McCallister, Ph.D., CFA®, Managing Director and Senior Vice President of Eagle, Stacey Serafini Thomas, CFA®, Vice President of Eagle, and Scott Renner, Vice President of Eagle, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Dr. McCallister joined Eagle in 1997 and has served as the fund’s Portfolio Manager since its inception in 1997. Ms. Thomas joined Eagle in 1999 and, prior to her appointment as the fund’s Co-Portfolio Manager in 2005, served as the fund’s Assistant Portfolio Manager from 2000 to 2005. Mr. Renner joined Eagle in 2007 and, prior to his appointment as the fund’s Co-Portfolio Manager in July 2011, served as Senior Research Analyst on Eagle’s Small- and Mid-Cap team. Previously, Mr. Renner was a Partner and Senior Analyst at Matador Capital Management from 1998-2007.

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Small Cap Growth Fund — Bert L. Boksen, CFA® has been responsible for the day-to-day management of a portion of the fund since 1995. As of November 1, 2008, Mr. Boksen is responsible for the day-to-day management of the entire fund. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz, CFA®, has been Co-Portfolio Manager since March 2011 and is responsible for the day-to-day management of the fund. Previously, Mr. Mintz served as Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005.

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Smaller Company Fund — David M. Adams, CFA® and John (“Jack”) McPherson, CFA® are Managing Directors of EBIM and Co-Portfolio Managers of the fund. Both have been responsible for the day-to-day management of the fund’s investment portfolio since its inception in 2008. Prior to joining EBIM, Mr. Adams was with Pioneer Investment Management from 1994 to 2006 and served as a Portfolio Manager and Head of Small Cap Investing from 2002 to 2006. Prior to joining EBIM, Mr. McPherson was a Portfolio Manager with Pioneer Investment Management from 2002 to 2006.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).

Distributor
Eagle Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of Eagle, serves as the distributor of the Funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Rule 12b-1 Distribution Plan
Each fund has adopted a Distribution Plan for each share class under Rule 12b-1 that allows it to pay distribution and service fees for the sale of its A shares, C shares and R-3 shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under each fund’s distribution plan, each fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares, except for the Capital Appreciation Fund and the Growth & Income Fund which are authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under each fund’s distribution plan, each fund is authorized to pay a maximum distribution and service fee of up to 0.50% of average daily net assets on Class R-3 shares. Class C shares of each fund are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets.

The Funds do not incur any direct distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, each fund has adopted a Distribution Plan for each share class in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by Eagle or any third party out of its own resources in accordance with the Investment Advisory and Administration Agreement to be used for the sale and distribution of Class I, Class R-5 or Class R-6 shares.

Payments to Financial Intermediaries
Eagle, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. Eagle or the Distributor also make cash payments to one or more of its Affiliates. Cash payments include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Eagle or its Affiliates make these payments from their own resources and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Eagle or its Affiliates may terminate or suspend payments at anytime. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Eagle, the Distributor and/or an Affiliate.

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Your Investment
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Eagle or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits that Eagle and its Affiliates receive when these payments are made include, among other things, placing the Funds on the financial adviser’s fund sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Eagle and its Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Eagle or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments Eagle or its Affiliates make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Eagle or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Eagle’s or its Affiliates’ personnel may make presentations on the Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Funds’ transfer agent or otherwise would be a direct obligation of the Funds. The Funds reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Eagle and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Eagle and its Affiliates benefit from the incremental management and other fees paid to Eagle and its Affiliates by the Funds with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from Eagle or its Affiliates or the Funds, as well as about fees and/or commissions it charges.

Your Investment
Each fund offers Class A, Class C, Class I, Class R-3 and Class R-5 shares. Additionally, certain funds offer Class R-6 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares
You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Sales Charge as a percentage of:
____________________________
Your Investment in equity funds	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999	4.25%	4.44%	3.75%
$50,000-$99,999	3.75%	3.90%	3.25%
$100,000-$249,999	3.25%	3.36%	2.75%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

Sales Charge as a percentage of:
____________________________
Your Investment in Investment Grade Bond Fund	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999	3.25%	3.44%	2.75%
$50,000-$99,999	2.75%	2.90%	2.25%
$100,000-$249,999	2.25%	2.36%	1.75%
$250,000-$499,999	1.50%	1.56%	1.00%
$500,000-$999,999	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed. (b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

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Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Funds of your eligibility at the time of purchase.

The Funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below. For purposes of determining your sales charge, discounts will be applied based upon the greater of the current account value or the total of all purchases less all redemptions.

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Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement — including those with multiple beneficiaries;
•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and
•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may add the value of your previous Class A and Class C purchases for purposes of calculating the sales charge for future purchases of Class A shares. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager without redeeming and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (LOI). You must inform your financial advisor or the Funds that you have an LOI each time you make an investment. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a Rights of Accumulation or Letter of Intent sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

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The Manager, its affiliates, directors, officers and employees; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts; and

•
Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization.

Eagle, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

Any purchase for which the one-time sales concession was paid will be subject to a contingent deferred sales charge (“CDSC”) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charge reductions and waivers can be found in the SAI and on our website, eagleasset.com.

Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

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Your Investment
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Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

To receive a reduction or waiver in your Class C initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;
•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•	Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.

Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.

Class I Shares
Class I shares are available to individual investors with a minimum investment of $2,500,000 and investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. Eagle at its discretion may waive this minimum amount.

Class R-3 and R-5 Shares
Class R-5 shares generally are available only to retirement plans that have $1,000,000 or more in plan assets. Class R-3 and R-5 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell Educational Savings Accounts or individual 401(k) or 403(b) plans. Eagle at its discretion may waive this minimum amount. Plan participants should contact the Plan Administrator to consider purchasing these shares.

Class R-6 Shares
Class R-6 shares generally are available only to Section 529 college savings plans or qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships) that invest a minimum of $2,500,000 in plan assets in the Funds. Eagle at its discretion may waive this minimum amount. Plan participants should contact the Plan Administrator to consider purchasing these shares.

Investing in Shares
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

Investing in A shares and C shares | The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

The Funds may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.

Investing in I shares | For individual investors and qualified institutions purchasing I shares for their own account, the minimum initial investment is $2,500,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. A fund may waive any of these minimums at its sole discretion. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. The Manager may waive these minimum requirements at its discretion. Contact the transfer agent or your financial adviser for further information.

Investing in R-3 and R-5 shares | Class R-3 or R-5 shares are available for purchase through eligible employer sponsored retirement plans (including 401(k) plans, 403(b) plans, 457 plans and profit-sharing plans) in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class

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R-3 and R-5 shares also are generally only available to retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Additional shares may be purchased through your Plan Administrator. Initial and subsequent purchase minimums are determined by your Plan Administrator.

Investing in R-6 Shares | Class R-6 shares generally are available only to Section 529 college savings plans or qualified retirement plans (defined contribution plans established by corporations, partnerships or sole proprietorships) that invest a minimum of $2,500,000 in plan assets in the Funds. Eagle at its discretion may waive this minimum amount.

Purchases may be made through Section 529 college savings plans or eligible employer-sponsored qualified retirement plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-6 shares also are generally only available to Section 529 college savings plans or retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Initial and subsequent investment minimums for individual investors are set by the Plan Administrator. Class R-6 shares are not available directly to individual investors, retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs or Coverdell Education Savings Accounts. Plan participants should contact the Plan Administrator to consider purchasing these shares.

Class R-6 shares may be purchased or redeemed only through a Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the Funds and may charge its Plan participants a fee for this service.

How To Invest
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.

Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.

By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, eagleasset.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor postdated checks, postdated online bill pay checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Mail the application and your payment to:

Regular mail Eagle Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight delivery Eagle Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Eagle account. This method cannot be used to open a new account. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET.

Through our website | You can make additional purchases through our website, eagleasset.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Eagle account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution.

•
From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Direct Payment Plan form to activate this service. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel

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a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.
•
Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By direct deposit | For A shares and C shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _
     Fund Number   Account Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.

By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC Account #112-952-137	Further Credit: (name of fund to be purchased) (shareholder registration) (shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Sell Your Investment
For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.

A shares and C shares | You can sell (redeem) A shares and C shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to ten business days. Shares are not subject to a redemption fee.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

You may contact your financial adviser or the Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service.

By telephone | For certain accounts, you may sell shares from your account by telephone by calling 800.421.4184 prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. IRA accounts may not be redeemed by telephone.

For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

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Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.

In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail: Eagle Family of Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight delivery: Eagle Family of Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee of each owner is required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•	When a change of address request has been received by the transfer agent within the last 30 days; and/or
•	For redemptions in excess of $100,000 from any shareholder account, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Through our website | For certain accounts, you may sell shares from your account through our website, eagleasset.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Eagle systematic withdrawal form (available from your financial adviser, the Funds or through our website, eagleasset.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares
For shares managed by a Plan Administrator, please contact the Plan Administrator to place an exchange request.

You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, eagleasset.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled

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Eagle accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered.

Shares that have previously paid a sales charge in an Eagle fund will exchange into the same share class of another Eagle fund with no additional sales charge for the duration that the shares remain in the Eagle Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a Fund may be converted to Class A shares of the same Fund if you cease to satisfy the share eligibility requirements of the retirement class. Please contact the Funds or your financial advisor for additional information.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Eagle fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Valuing Your Shares

The price of each fund’s shares is the fund’s NAV per share. Each fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the Funds’ determination of NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not traded frequently, (3) trading on the security ceased before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security ceased trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Board. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Board. The Funds may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board. Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of associates of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Security pricing is at times inexact and multiple opinions of price may exist. The Funds shall use its best judgment in ascertaining appropriate security pricing and determining NAV.

Specific types of securities are valued as follows:

•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Eagle will value the security at fair value in good faith using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Funds may fair value a security if certain events occur between the time trading ends on a particular security and the Funds NAV calculation. The Funds may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the

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Funds. Because the NAV of fund shares is determined only on business days of the Funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

•
Fixed Income Securities — Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•	Investment Companies — Investments in other investment companies are valued at their reported net asset value.
•	Short-term Securities — The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity.
•	Futures and Options — Futures and options are valued on the basis of market quotations, if available.

Doing Business With The Funds

Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.

Good order requirements | For the Funds to process a request, it must be in “good order.” Good order means that Eagle has been provided sufficient information necessary to process the request as outlined in this prospectus, including:

•	The shareholder’s name;
•	The name of the fund;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the purchase request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Funds until it meets these requirements.

Account registration options | Eagle offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Eagle offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, eagleasset.com.

Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide The Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.

Shares of the Funds have not been registered for sale outside of the United States. The Eagle Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States are not permitted to invest directly with the Funds.

Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances and transaction history, through our website, eagleasset.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Redemption-in-kind | Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of a fund’s assets, we may give you securities from a fund’s portfolio instead of cash. To the extent the Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy

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more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned accounts | Your mutual fund account may be transferred to your last known state of residence if the Funds consistently receive returned mail related to your account. The Funds will adhere to the "inactivity period" specified in your State's abandoned property laws.

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Equity Fund may reflect price differentials because it invests significantly in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized gains (and, therefore, unless the fund has a net capital loss for the taxable year, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:

•	The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
•
The Funds may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.

•
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.

•
The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the Funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, eagleasset.com.

Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies.

Dividends, Capital Gain Distributions and Taxes

General | Each fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except Growth & Income Fund, which distributes dividends to its shareholders quarterly and Investment Grade Bond Fund, which distributes dividends to its shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the 15% maximum federal income tax rate applicable (through 2012) to dividends paid to individuals.

Each fund also distributes net capital gains (and in the case of International Equity Fund, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at lower capital gains rates. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.

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Account and Transaction Policies
PROSPECTUS | 3.1.2012

A fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. If you elect to receive dividends and/or capital gain distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the fund's current net asset value, and to reinvest all subsequent distributions.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically are treated as follows for taxable accounts (as of December 31, 2011):

Type of transactions	Tax status and rate
Income dividends	Ordinary income; all or part may be eligible for 15% maximum rate for individuals
Net short-term capital gain distributions*	Ordinary income
Net capital gain distributions**	Long-term capital gains; generally eligible for 15% maximum rate for individuals
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rate, as described above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012. This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investments.

Withholding taxes | If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of the distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account has taxable distributions, withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines.

A shareholder who wants to use the average basis method for determining basis in fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a shareholder of a fund fails to affirmatively elect the average basis method, then basis determination will be made in accordance with the fund’s default method, which might be a method other than average basis. If, however, a fund’s default method is average basis and a shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. The Funds are required to report cost basis information for redemptions, including exchanges, of Covered Shares to both shareholders and the IRS.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

eagleasset.com   |   41

Description of Indexes
PROSPECTUS | 3.1.2012

Description of Indexes

The Barclays Intermediate Government/Credit Bond Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250,000,000 or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The MSCI ACWI-ex US® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 31, 2011, the MSCI ACWI-ex US® consisted of 48 developed and emerging market country indices. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization. The returns of the Russell 2000® Index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2500® Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization. The returns of the Russell 2500® Index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges. The stocks in the index are also members of the Russell 1000® Growth Index.

The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

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Eagle Mutual Funds
PROSPECTUS | 3.1.2012

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Fund Code
Capital Appreciation Fund	A	HRCPX	26945A100	3850
	C	HRCCX	26945A209	3851
	I	HRCIX	26945A308	3852
	R-3	HRCLX	26945A407	3853
	R-5	HRCMX	26945A506	3854
Growth & Income Fund	A	HRCVX	26958A104	3868
	C	HIGCX	26958A203	3869
	I	HIGJX	26958A302	3870
	R-3	HIGRX	26958A401	3871
	R-5	HIGSX	26958A500	3872
	R-6	HIGUX	26958A609	3873
International Equity Fund	A	HEIAX	269858601	3877
	C	HEICX	269858700	3878
	I	HEIJX	269858809	3879
	R-3	HEIRX	269858882	3880
	R-5	HEISX	269858874	3881
Investment Grade Bond Fund	A	EGBAX	269858585	3886
	C	EGBCX	269858577	3887
	I	EGBLX	269858569	3888
	R-3	EGBRX	269858551	3889
	R-5	EGBTX	269858544	3890
Mid Cap Growth Fund	A	HAGAX	269858817	3904
	C	HAGCX	269858791	3905
	I	HAGIX	269858783	3906
	R-3	HAREX	269858775	3907
	R-5	HARSX	269858767	3908
	R-6	HRAUX	269858494	3909
Mid Cap Stock Fund	A	HMCAX	269858866	3913
	C	HMCCX	269858858	3914
	I	HMCJX	269858841	3915
	R-3	HMRRX	269858833	3916
	R-5	HMRSX	269858825	3917
	R-6	HMRUX	269858486	3918
Small Cap Growth Fund	A	HRSCX	269858106	3931
	C	HSCCX	269858205	3932
	I	HSIIX	269858304	3933
	R-3	HSRRX	269858403	3934
	R-5	HSRSX	269858502	3935
	R-6	HSRUX	269858460	3936
Smaller Company Fund	A	EGEAX	269858643	3922
	C	EGECX	269858635	3923
	I	EGEIX	269858627	3924
	R-3	EGERX	269858619	3925
	R-5	EGESX	269858593	3926
	R-6	EGEUX	269858478	3927

eagleasset.com   |   43

Financial Highlights
PROSPECTUS | 3.1.2012

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class R-3, Class R-5 or Class R-6 share. Based upon the commencement of operations for some of the funds and/or share classes, there may be less than five years worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This table is a part of the Funds’ financial statements, which are included in the annual report and are incorporated by reference in the Statement of Additional Information (available on our website and upon request). The financial statements in the annual report were audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, whose report is included in the Funds’ annual reports.

			From investment operations				Dividends & other distributions				Ratios to daily average net assets (%)
Fiscal periods		Beginning Net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)	Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/10	10/31/11	$26.24	$(0.01)	$0.74		$0.73	$—	$—	$—	$26.97	1.22		1.22		(0.03)		37		2.78	$293
11/01/09	10/31/10	22.65	(0.04)	3.63		3.59	—	—	—	26.24	1.27		1.27		(0.18)		45		15.85	469
11/01/08	10/31/09	18.58	(0.06)	4.13		4.07	—	—	—	22.65	1.32		1.32		(0.31)		54		21.91	367
11/01/07	10/31/08	35.99	(0.13)	(12.71)		(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61		(40.38)	329
11/01/06	10/31/07	29.67	0.04	6.46	(b)	6.50	—	(0.18)	(0.18)	35.99	1.20		1.20		0.11		62		22.02	566
Class C*
11/01/10	10/31/11	22.88	(0.18)	0.66		0.48	—	—	—	23.36	1.92		1.92		(0.74)		37		2.10	67
11/01/09	10/31/10	19.90	(0.19)	3.17		2.98	—	—	—	22.88	1.99		1.99		(0.91)		45		14.97	81
11/01/08	10/31/09	16.45	(0.18)	3.63		3.45	—	—	—	19.90	2.08		2.08		(1.07)		54		20.97	84
11/01/07	10/31/08	32.64	(0.30)	(11.32)		(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61		(40.85)	87
11/01/06	10/31/07	27.13	(0.19)	5.88	(b)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62		21.09	170
Class I*
11/01/10	10/31/11	26.72	0.08	0.75		0.83	—	—	—	27.55	0.90		0.90		0.28		37		3.11	18
11/01/09	10/31/10	22.98	0.04	3.70		3.74	—	—	—	26.72	0.91		0.91		0.17		45		16.28	11
11/01/08	10/31/09	18.78	0.01	4.19		4.20	—	—	—	22.98	0.94		0.94		0.07		54		22.36	14
11/01/07	10/31/08	36.21	—	(12.86)		(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61		(40.16)	10
11/01/06	10/31/07	29.73	0.17	6.49	(b)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62		22.51	51
Class R-3*
11/01/10	10/31/11	26.03	(0.09)	0.74		0.65	—	—	—	26.68	1.51		1.51		(0.33)		37		2.50	1
11/01/09	10/31/10	22.52	(0.10)	3.61		3.51	—	—	—	26.03	1.49		1.49		(0.41)		45		15.59	1
11/01/08	10/31/09	18.51	(0.10)	4.11		4.01	—	—	—	22.52	1.49		1.49		(0.51)		54		21.66	1
11/01/07	10/31/08	35.97	(0.20)	(12.69)		(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61		(40.56)	0
09/12/07	10/31/07	33.30	(0.05)	2.72	(b)	2.67	—	—	—	35.97	1.65	(d)	7.17	(d)	(1.26	)(d)	62		8.02 (e)	0
Class R-5*
11/01/10	10/31/11	26.67	0.07	0.76		0.83	—	—	—	27.50	0.93		0.93		0.25		37		3.11	24
11/01/09	10/31/10	22.94	0.06	3.67		3.73	—	—	—	26.67	0.87		0.87		0.22		45		16.26	24
11/01/08	10/31/09	18.73	0.02	4.19		4.21	—	—	—	22.94	0.87		0.87		0.12		54		22.48	20
11/01/07	10/31/08	36.13	(0.04)	(12.79)		(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61		(40.17)	16
11/01/06	10/31/07	29.68	0.16	6.47	(b)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62		22.45	12

Eagle Growth & Income Fund
Class A*
11/01/10	10/31/11	12.83	0.27	0.30		0.57	(0.26)	—	(0.26)	13.14	1.21		1.21		2.02		123	(c)	4.46	134
11/01/09	10/31/10	11.57	0.20	1.26		1.46	(0.20)	—	(0.20)	12.83	1.40		1.30		1.61		50		12.65	128
11/01/08	10/31/09	9.71	0.31	1.86		2.17	(0.31)	—	(0.31)	11.57	1.39		1.55		3.12		57		22.88	90
11/01/07	10/31/08	17.77	0.37	(6.27)		(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75		64		(37.25)	61
11/01/06	10/31/07	14.68	0.36	3.60	(b)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35		1.40		2.28		63		28.17	96
Class C*
11/01/10	10/31/11	12.46	0.17	0.29		0.46	(0.18)	—	(0.18)	12.74	1.93		1.93		1.30		123	(c)	3.68	80
11/01/09	10/31/10	11.24	0.11	1.23		1.34	(0.12)	—	(0.12)	12.46	2.12		2.05		0.89		50		11.95	72
11/01/08	10/31/09	9.45	0.23	1.80		2.03	(0.24)	—	(0.24)	11.24	2.19		2.31		2.35		57		21.89	49
11/01/07	10/31/08	17.34	0.26	(6.10)		(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95		64		(37.75)	36
11/01/06	10/31/07	14.38	0.23	3.50	(b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52		63		27.05	59
Class I*
11/01/10	10/31/11	12.82	0.32	0.29		0.61	(0.30)	—	(0.30)	13.13	0.88		0.87		2.39		123	(c)	4.77	14
11/01/09	10/31/10	11.56	0.29	1.22		1.51	(0.25)	—	(0.25)	12.82	0.95		0.97		2.01		50		13.15	9
03/18/09	10/31/09	8.43	0.20	3.20		3.40	(0.27)	—	(0.27)	11.56	0.95	(d)	1.12	(d)	3.08	(d)	57		40.72 (e)	2

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Financial Highlights
PROSPECTUS | 3.1.2012

			From investment operations			Dividends & other distributions					Ratios to daily average net assets (%)
Fiscal periods		Beginning Net asset value	Income (loss)	Realized & Unrealized gain (loss)	Total	From Investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class R-3*
11/01/10	10/31/11	$12.81	$0.23	$0.30	$0.53	$(0.24)		$—	$(0.24)	$13.10	1.51		1.51		1.71		123	(c)	4.14		$1
11/01/09	10/31/10	11.55	0.18	1.26	1.44	(0.18)		—	(0.18)	12.81	1.54		1.54		1.46		50		12.54		0
09/30/09	10/31/09	11.84	0.01	(0.22)	(0.21)	(0.08)		—	(0.08)	11.55	1.65	(d)	1 .56	(d)	0.94	(d)	57		(1 .83	)(e)	0
Class R-5
11/01/10	10/31/11	12.83	0.29	0.32	0.61	(0.31)		—	(0.31)	13.13	0.95		0.85		2.17		123	(c)	4.77		0
12/28/09	10/31/10	12.11	0.22	0.69	0.91	(0.19)		—	(0.19)	12.83	0.95	(d)	1.85	(d)	2.11	(d)	50		7.53	(e)	0
Class R-6*†
08/15/11	10/31/11	12.70	0.06	0.44	0.50	(0.07)		—	(0.07)	13.13	0.85	(d)	0.96	(d)	2.17	(d)	123	(c)	4.00	(e)	0

Eagle International Equity Fund
Class A*
11/01/10	10/31/11	21.50	0.03	(2.73)	(2.70)	(0.51)		—	(0.51)	18.29	1.65		1.93		0.13		68		(12.90)		23
11/01/09	10/31/10	19.52	0.09	1.89	1.98	—		—	—	21.50	1.74		2.04		0.46		133		10.14		37
11/01/08	10/31/09	17.80	0.20	2.23	2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179		14.34		52
11/01/07	10/31/08	36.52	0.32	(16.15)	(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115		(46.77)		73
11/01/06	10/31/07	29.97	0.27	8.87 (b)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56		32.58		166
Class C*
11/01/10	10/31/11	19.32	(0.13)	(2.44)	(2.57)	(0.34)		—	(0.34)	16.41	2.45		2.72		(0.68)		68		(13.58)		26
11/01/09	10/31/10	17.68	(0.05)	1.69	1.64	—		—	—	19.32	2.49		2.79		(0.30)		133		9.28		46
11/01/08	10/31/09	16.15	0.06	2.01	2.07	(0.54	)(f)	—	(0.54)	17.68	2.48		2.62		0.39		179		13.34		65
11/01/07	10/31/08	33.66	0.09	(14.71)	(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115		(47.19)		91
11/01/06	10/31/07	27.85	0.01	8.23 (b)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56		31.60		189
Class I*
11/01/10	10/31/11	21.67	0.07	(2.70)	(2.63)	(0.62)		—	(0.62)	18.42	1.15		1.69		0.35		68		(12.57)		0
11/01/09	10/31/10	19.57	0.10	2.00	2.10	—		—	—	21.67	1.15		1.56		0.53		133		10.73		1
03/13/09(g)	10/31/09	13.59	0.08	5.90	5.98	—		—	—	19.57	1.15	(d)	1.50	(d)	0.76	(d)	179		44.00	(e)	0
02/09/09	02/24/09(g)	15.60	0.02	(1.86)	(1.84)	—		—	—	13.76	1.15	(d)	1.40	(d)	2.92	(d)	179		(11.79	)(e)	0
Class R-3*
11/01/10	10/31/11	20.95	— (h)	(2.67)	(2.67)	(0.53)		—	(0.53)	17.75	1.75		2.19		0.01		68		(13.18)		0
12/28/09	10/31/10	20.80	(0.79)	0.94	0.15	—		—	—	20.95	1.74	(d)	3.18	(d)	(4.66	)(d)	133		0.72	(e)	0
Class R-5*
11/01/10	10/31/11	21.49	0.14	(2.77)	(2.63)	(0.62)		—	(0.62)	18.24	1.15		1.59		0.66		68		(12.70)		0
12/28/09	10/31/10	20.88	(0.07)	0.68	0.61	—		—	—	21.49	1.14	(d)	1.78	(d)	(0.43	)(d)	133		2.92	(e)	0

Eagle Investment Grade Bond Fund
Class A*
11/01/10	10/31/11	15.15	0.20	0.21	0.41	(0.23)		(0.08)	(0.31)	15.25	0.85		1.04		1.34		78		2.75		58
03/01/10	10/31/10	14.44	0.16	0.67	0.83	(0.12)		—	(0.12)	15.15	0.85	(d)	1.48	(d)	1.51	(d)	53		5.78	(e)	48
Class C*
11/01/10	10/31/11	15.13	0.08	0.21	0.29	(0.11)		(0.08)	(0.19)	15.23	1.65		1.79		0.55		78		1.95		53
03/01/10	10/31/10	14.44	0.07	0.68	0.75	(0.06)		—	(0.06)	15.13	1.65	(d)	2.23	(d)	0.68	(d)	53		5.23	(e)	50
Class I*
11/01/10	10/31/11	15.17	0.24	0.20	0.44	(0.26)		(0.08)	(0.34)	15.27	0.60		0.74		1.58		78		2.97		3
03/01/10	10/31/10	14.44	0.16	0.71	0.87	(0.14)		—	(0.14)	15.17	0.60	(d)	2.11	(d)	1.59	(d)	53		6.05	(e)	4
Class R-3*
11/01/10	10/31/11	15.15	0.16	0.19	0.35	(0.18)		(0.08)	(0.26)	15.24	1.15		1.39		1.04		78		2.38		0
03/01/10	10/31/10	14.44	0.05	0.76	0.81	(0.10)		—	(0.10)	15.15	1.14	(d)	1.95	(d)	0.91	(d)	53		5.63	(e)	0
Class R-5*
11/01/10	10/31/11	15.13	0.24	0.19	0.43	(0.26)		(0.08)	(0.34)	15.22	0.60		6.01		1.59		78		2.91		0
03/01/10	10/31/10	14.44	0.18	0.65	0.83	(0.14)		—	(0.14)	15.13	0.61	(d)	4.92	(d)	1.77	(d)	53		5.75	(e)	0

Eagle Mid Cap Growth Fund
Class A*
11/01/10	10/31/11	28.03	(0.19)	2.12	1.93	—		—	—	29.96	1.23		1.23		(0.60)		91		6.89		231
11/01/09	10/31/10	21.25	(0.09)	6.87	6.78	—		—	—	28.03	1.33		1.33		(0.36)		96		31.91		140
11/01/08	10/31/09	18.63	(0.11)	2.73	2.62	—		—	—	21.25	1.44		1.44		(0.59)		127		14.06		95
11/01/07	10/31/08	34.48	(0.20)	(10.29)	(10.49)	—		(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141		(35.68)		86
11/01/06	10/31/07	28.11	(0.24)	9.18 (b)	8.94	—		(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98		34.28		130

eagleasset.com   |   45

Financial Highlights
PROSPECTUS | 3.1.2012

			From investment operations			Dividends & other distributions				Ratios to daily average net assets (%)
Fiscal periods		Beginning Net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From Investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)	Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Growth Fund (cont’d)
Class C*
11/01/10	10/31/11	$24.71	$(0.35)	$1.88	$1.53	$—	$—	$—	$26.24	1.94		1.94		(1.30)		91	6.19	$72
11/01/09	10/31/10	18.88	(0.24)	6.07	5.83	—	—	—	24.71	2.10		2.10		(1.11)		96	30.88	58
11/01/08	10/31/09	16.68	(0.23)	2.43	2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19	45
11/01/07	10/31/08	31.65	(0.36)	(9.25)	(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)	42
11/01/06	10/31/07	26.18	(0.42)	8.46 (b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28	69
Class I*
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	30.66	0.89		0.88		(0.29)		91	7.28	60
11/01/09	10/31/10	21.58	(0.02)	7.02	7.00	—	—	—	28.58	0.95		0.95		(0.07)		96	32.44	15
11/01/08	10/31/09	18.83	(0.02)	2.77	2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60	6
11/01/07	10/31/08	34.69	(0.12)	(10.38)	(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)	0
11/01/06	10/31/07	28.16	(0.11)	9.21 (b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83	0
Class R-3*
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	29.73	1.52		1.52		(0.89)		91	6.64	4
11/01/09	10/31/10	21.19	(0.19)	6.88	6.69	—	—	—	27.88	1.61		1.61		(0.72)		96	31.57	1
01/12/09	10/31/09	16.84	(0.15)	4.50	4.35	—	—	—	21.19	1 .74	(d)	1 .74	(d)	(0.94	)(d)	127	25.83 (e)	0
Class R-5*
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	30.64	0.91		0.91		(0.35)		91	7.28	19
12/28/09	10/31/10	24.70	(0.12)	3.98	3.86	—	—	—	28.56	0.95	(d)	1.15	(d)	(0.44	)(d)	96	15.63 (e)	0
Class R-6*†
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	30.76	0.85	(d)	0.85	(d)	(0.32	)(d)	91	3.74 (e)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	25.07	1.14		1.14		(0.11)		242	(1.18)	544
11/01/09	10/31/10	21.10	(0.07)	4.34	4.27	—	—	—	25.37	1.20		1.20		(0.32)		245	20.24	736
11/01/08	10/31/09	18.34	(0.03)	2.79	2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05	812
11/01/07	10/31/08	32.59	(0.09)	(10.83)	(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)	780
11/01/06	10/31/07	30.12	(0.06)	5.61 (b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08	1,312
Class C*
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	21.86	1.85		1.85		(0.83)		242	(1.89)	204
11/01/09	10/31/10	18.67	(0.21)	3.82	3.61	—	—	—	22.28	1.93		1.93		(1.06)		245	19.34	239
11/01/08	10/31/09	16.34	(0.15)	2.48	2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26	232
11/01/07	10/31/08	29.62	(0.25)	(9.70)	(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)	229
11/01/06	10/31/07	27.83	(0.26)	5.13 (b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21	410
Class I*
11/01/10	10/31/11	25.79	0.07	(0.28)	(0.21)	—	—	—	25.58	0.79		0.79		0.24		242	(0.81)	163
11/01/09	10/31/10	21.36	0.01	4.42	4.43	—	—	—	25.79	0.79		0.79		0.06		245	20.74	340
11/01/08	10/31/09	18.49	0.03	2.84	2.87	—	—	—	21.36	0.87		0.87		0.16		196	15.52	254
11/01/07	10/31/08	32.74	—	(10.92)	(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)	79
11/01/06	10/31/07	30.15	0.05	5.62 (b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50	94
Class R-3*
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	24.80	1.43		1.43		(0.43)		242	(1.47)	5
11/01/09	10/31/10	20.98	(0.13)	4.32	4.19	—	—	—	25.17	1.41		1.41		(0.57)		245	19.97	4
11/01/08	10/31/09	18.26	(0.06)	2.78	2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90	3
11/01/07	10/31/08	32.52	(0.13)	(10.80)	(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)	1
11/01/06	10/31/07	30.10	(0.10)	5.60 (b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91	1
Class R-5*
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	25.60	0.85		0.85		0.18		242	(0.89)	65
11/01/09	10/31/10	21.39	0.02	4.42	4.44	—	—	—	25.83	0.78		0.78		0.09		245	20.76	72
11/01/08	10/31/09	18.50	0.05	2.84	2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62	60
11/01/07	10/31/08	32.73	0.02	(10.92)	(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)	24
11/01/06	10/31/07	30.13	0.07	5.61 (b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55	34
Class R-6*†
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	25.70	0.85	(d)	0.85	(d)	0.24	(d)	242	1.14 (e)	0

Eagle Small Cap Growth Fund
Class A*
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	38.93	1.16		1.16		(0.69)		36	15.21	497
11/01/09	10/31/10	25.10	(0.16)	8.85	8.69	—	—	—	33.79	1.31		1.31		(0.55)		49	34.62	266
11/01/08	10/31/09	22.52	(0.18)	2.76	2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46	200
11/01/07	10/31/08	41.33	(0.16)	(12.81)	(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)	189

 46  |   eagleasset.com

Financial Highlights
PROSPECTUS | 3.1.2012

			From investment operations				Dividends & other distributions				Ratios to daily average net assets (%)
Fiscal periods		Beginning Net asset value	Income (loss)	Realized & Unrealized gain (loss)		Total	From Investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Growth Fund (cont’d)
Class C*
11/01/06	10/31/07	$37.87	$(0.15)	$6.46	(b)	$6.31	$—	$(2.85)	$(2.85)	$41.33	1.25		1.25		(0.38)		64	17.65		$327
11/01/10	10/31/11	28.65	(0.46)	4.59		4.13	—	—	—	32.78	1.86		1.86		(1.40)		36	14.42		108
11/01/09	10/31/10	21.44	(0.31)	7.52		7.21	—	—	—	28.65	2.05		2.05		(1.25)		49	33.63		72
11/01/08	10/31/09	19.40	(0.30)	2.34		2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52		60
11/01/07	10/31/08	36.69	(0.34)	(11.11)		(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
Class I*
11/01/10	10/31/11	34.41	(0.14)	5.38		5.24	—	—	—	39.65	0.82		0.83		(0.37)		36	15.23		679
11/01/09	10/31/10	25.44	(0.12)	9.09		8.97	—	—	—	34.41	0.86		0.86		(0.34)		49	35.26		97
11/01/08	10/31/09	22.72	(0.08)	2.80		2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97		20
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
Class R-3*
11/01/10	10/31/11	33.52	(0.34)	5.40		5.06	—	—	—	38.58	1.37		1.37		(0.90)		36	15.10		48
11/01/09	10/31/10	24.96	(0.19)	8.75		8.56	—	—	—	33.52	1.55		1.55		(0.66)		49	34.29		2
11/01/08	10/31/09	22.44	(0.18)	2.70		2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23		2
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
Class R-5*
11/01/10	10/31/11	34.39	(0.16)	5.51		5.35	—	—	—	39.74	0.85		0.85		(0.39)		36	15.56		138
11/01/09	10/31/10	25.43	(0.04)	9.00		8.96	—	—	—	34.39	0.88		0.88		(0.14)		49	35.23		49
11/01/08	10/31/09	22.72	(0.09)	2.80		2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93		30
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)		11
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
Class R-6*†
08/15/11	10/31/11	37.85	(0.06)	1.97		1.91	—	—	—	39.76	0.85	(d)	0.85	(d)	(0.75	)(d)	36	5.05	(e)	65

Eagle Smaller Company Fund
Class A*
11/01/10	10/31/11	19.63	(0.05)	2.23		2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36	11.35		12
11/01/09	10/31/10	16.54	(0.09)	3.75		3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22	22.63		10
11/03/08	10/31/09	14.29	(0.07)	2.32		2.25	—	—	—	16.54	1 .48	(d)	4.53	(d)	(0.45	)(d)	23	15.75	(e)	6
Class C*
11/01/10	10/31/11	19.32	(0.22)	2.18		1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36	10.31		6
11/01/09	10/31/10	16.41	(0.23)	3.71		3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22	21.69		5
11/03/08	10/31/09	14.29	(0.19)	2.31		2.12	—	—	—	16.41	2.28	(d)	5.37	(d)	(1 .27	)(d)	23	14.84	(e)	3
Class I*
11/01/10	10/31/11	19.80	0.04	2.24		2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36	11.81		61
11/01/09	10/31/10	16.59	0.02	3.77		3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22	23.39		56
03/09/09	10/31/09	9.65	(0.01)	6.95		6.94	—	—	—	16.59	0.95	(d)	1 .80	(d)	(0.04	)(d)	23	71.92	(e)	49
Class R-3*
11/01/10	10/31/11	19.60	(0.11)	2.23		2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36	11.03		0
12/28/09	10/31/10	17.86	(0.11)	1.85		1.74	—	—	—	19.60	1.71	(d)	2.68	(d)	(0.69	)(d)	22	9.74	(e)	0
Class R-5*
11/01/10	10/31/11	19.79	0.04	2.25		2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36	11.83		0
12/28/09	10/31/10	17.92	0.01	1.86		1.87	—	—	—	19.79	0.97	(d)	1 .96	(d)	0.05	(d)	22	10.44	(e)	0
Class R-6*†
08/15/11	10/31/11	19.44	0.01	0.85		0.86	—	—	—	20.30	0.85	(d)	1.24	(d)	0.17	(d)	36	4.42	(e)	0

* Per share amounts have been calculated using the monthly average share method.
† Class R-6 shares of the funds commenced offering on August 15, 2011.
(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Includes redemption fee amounts that represent less than $0.01 per share. (c) The Growth & Income Fund changed its subadviser effective June 1, 2011. (d) Annualized. (e) Not annualized. (f) Includes return of capital distribution of $0.02 per share. (g) There were no shares outstanding from February 28, 2009 through March 12, 2009. (h) Per share amount is less than $0.005.

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For More Information

More information on these funds is available free upon request, including the following:

Financial reports | Additional information about each fund’s investments is available in each fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during the fiscal period.

Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

To obtain the SAI, prospectus, annual report, semiannual report, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact the Eagle Family of Funds:

By mail:	P.O. Box 33022 St. Petersburg, FL 33733
By telephone:	1.800.421.4184

By internet:	eagleasset.com

These documents and other information about the Funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about each fund may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet web site at www.sec.gov; or after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102.

Eagle offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit eagleasset.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to: EagleFundServices@eagleasset.com. The Eagle Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at eagleasset.com.

The Funds’ Investment Company and Securities Act registration numbers are:
Eagle Capital Appreciation Fund	811-4338	2-98634
Eagle Growth & Income Fund	811-4767	33-7559
Eagle Series Trust	811-7470	33-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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eagleasset.com/eDelivery